SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          25-May-01

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)


Delaware            333-49820              13-3320910
(State or Other     (Commission            (I.R.S. Employer
Jurisdiction        File Number)           Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                    10010
        (Address of Principal               (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code
                                           (212) 325-2000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Information and Exhibits.

Mortgage Backed Pass-Through Certificates, Series 2001-AR7

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                                      Remaining
Class     Balance                Principal               Balance
I-A     20,475,652.85            14,393,732.85         6,081,920.00
II-A-1  29,822,187.26            1,480,052.53          28,342,134.73
II-A-2  34,233,900.00                 0.00             34,233,900.00
III-A-1 36,741,902.96            2,023,293.61          34,718,609.35
III-A-2 23,379,200.00                 0.00             23,379,200.00
IV-A    53,397,656.40            1,882,570.25          51,515,086.15
A-R            0.00                   0.00                    0.00
II-X    64,056,087.26                    NA            62,576,034.73
III-X   60,121,102.96                    NA            58,097,809.35
IV-M-1  2,909,000.00                  0.00             2,909,000.00
IV-M-2  1,990,000.00                  0.00             1,990,000.00
C-B-1   2,158,903.08              1,728.00             2,157,175.08
IV-B     919,764.00                   0.00              919,764.00
C-B-2    159,996.02                 128.06              159,867.96
IV-X    59,522,629.22                    NA            57,640,058.97
TOTAL:  206,188,162.57           19,781,505.30         186,406,657.27

                                    Net                 Principal
Class     Interest                  PPIS                   Loss
I-A      132,554.75                   0.00                    0.00
II-A-1   142,897.98                   0.00                    0.00
II-A-2   164,037.44                   0.00                    0.00
III-A-1  177,585.86                   0.00                    0.00
III-A-2  127,611.47                   0.00                    0.00
IV-A     222,768.35                   0.00                    0.00
A-R            0.00                   0.00                    0.00
II-X      67,771.08                   0.00                    0.00
III-X     45,650.00                   0.00                    0.00
IV-M-1    12,863.23                   0.00                    0.00
IV-M-2     9,379.95                   0.00                    0.00
C-B-1     12,849.85                   0.00                    0.00
IV-B       5,370.08                   0.00                    0.00
C-B-2        952.30                   0.00                    0.00
IV-X     212,648.10                   0.00                    0.00
TOTAL:  1,334,940.44                  0.00                    0.00

         Beginning
        Current Prin Principal              Remaining    Interest
Class      Amount   Distribution  Interest   Balance       Rate
I-A        750.44174    527.53668   4.85819   222.90506     7.7685%
II-A-1     895.21170     44.42868   4.28956   850.78302     5.7500%
II-A-2    1000.00000      0.00000   4.79167  1000.00000     5.7500%
III-A-1    926.53897     51.02241   4.47827   875.51656     5.8000%
III-A-2   1000.00000      0.00000   5.45833  1000.00000     6.5500%
IV-A       963.45662     33.96731   4.01942   929.48931     5.0063%
A-R          0.00000      0.00000   0.00000     0.00000     5.7500%
II-X       948.32016           NA   1.00332   926.40868     1.2696%
III-X      953.78545           NA   0.72421   921.68711     0.9112%
IV-M-1    1000.00000      0.00000   4.42187  1000.00000     5.3062%
IV-M-2    1000.00000      0.00000   4.71354  1000.00000     5.6563%
C-B-1      998.29052      0.79904   5.94185   997.49148     7.1424%
IV-B      1000.00000      0.00000   5.83854  1000.00000     7.0062%
C-B-2      998.29051      0.79903   5.94185   997.49148     7.1424%
IV-X       971.92871           NA   3.47227   941.18874     4.1811%


                                 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
        CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                    By: /s/ Mary Fonti
                    Name:        Mary Fonti
                    Title:       Vice President
                    Bank One, N.A.

        Dated:          25-May-01